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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 31, 2006
                                                           ------------

                                MOVIE STAR, INC.
                                ----------------
              (Exact Name of Registrant as Specified in Charter)

          New York                      1-5893               13-5651322
-------------------------------  --------------------  -------------------------
(State or Other Jurisdiction          (Commission           (IRS Employer
      of Incorporation)              File Number)        Identification No.)

   1115 Broadway, New York, New York                             10010
----------------------------------------                 --------------------
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (212) 684-3400
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
             YEAR

(A)  AMENDMENT TO BYLAWS.

     On May 31, 2006, the Board of Directors of Movie Star, Inc. ("Company")
approved an amendment and restatement of the Company's By-Laws. The Amended and
Restated By-Laws contain the following changes:

     o    Article I, Section 1 (Annual Meeting) was modified to permit the Board to determine the date and time of the annual meeting of shareholders.

     o    Article I, Section 3 (Place of Meeting) was modified to permit the
          Board to determine the location of the annual meeting of shareholders.

     o    Article I, Section 4 (Notice of Shareholders' Meeting) was modified to permit notice of an annual or special shareholders meeting to be given not more than 60 days before the meeting instead of not more than 50 days before the meeting.

     o    Article II, Section 2 (Number) was modified to permit the Board to fix the number of directors by resolution of the Board of Directors.

     o    Article II, Section 8 (Special Meetings) was modified to provide for notice of special meetings of the Board to be given via facsimile,
          e-mail or other electronic means not later than 24 hours before the time the meeting is to be held.

     o    Article II, Section 11 (Compensation) was modified to permit the Board to determine the amount and form of compensation to be given to directors for their service on the Board of Directors and any committees.

     o    Article III, Section 7A (Audit Committee) and Section 7B (Compensation
          Committee) were deleted and replaced with a new Section 7 (Other
          Committees) to permit the Board to form committees of the Board, each committee to consist of one or more directors.

     o    Article VI, Section 5 (Record Date) was modified to permit the Board to fix a record date for determining shareholders entitled to notice of and to vote at a meeting or give consent not more than 60 days
          (instead of 50 days) prior to such meeting or other action.

     o    Article IX, Section 3 (Fiscal Year) was modified to reflect the
          Company's fiscal year end as June 30 instead of the Saturday closest to the end of June of each year.

                                       2

     The descriptions of the changes and the new provisions of the Amended and
Restated By-Laws contained in this report are qualified in their entirety by reference to the full text of the prior By-Laws, a copy of which was filed with the Securities and Exchange Commission on October 13, 1988 as Exhibit 3.2 to the
Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1988 and incorporated herein by reference, and the new Amended and Restated By-Laws, a copy of which is attached hereto as Exhibit 3.4 and incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits:

         3.4   Amended and Restated By-Laws of Movie Star, Inc.

                                       3

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2006                        MOVIE STAR, INC.

                                       By: /s/ Thomas Rende
                                           -----------------------------------
                                           Thomas Rende
                                           Chief Financial Officer and
                                           Principal Accounting Officer

                                       4